AMENDMENT NO. 3, dated as of November 25, 2002 ("Amendment No. 3") to the Receivables Purchase and Transfer Agreement, dated as of November 1, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "RPTA"), among SCRIP SOLUTIONS, INC. (as successor by merger to MIM Health Plans, Inc.), a Delaware corporation (together with its corporate successors and assigns, "Scrip Solutions", and in its capacity as primary servicer thereunder, the "Primary Servicer"), each of the parties named on Schedule I thereto (each, including Scrip Solutions, a "Provider" and collectively, the "Providers"), and MIM FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the "Purchaser") and HFG HEALTHCO-4 LLC (the "Lender"), as assignee of the Purchaser. Unless otherwise defined herein, terms in the RPTA are used herein as therein defined.

         WHEREAS, the Primary Servicer and the Providers have requested that the Purchaser agree to amend certain provisions of the RPTA and that the Lender consent to such amendments.

         WHEREAS, the Purchaser is willing to agree to the amendments requested by the Primary Servicer and the Providers subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO RPTA

SECTION 1.1 Exhibit I to the RPTA is hereby amended to add the following definition thereto in the appropriate alphabetical order:

                    "Availability"  means,  at any  date of  determination,  the amount of the difference between (i) the Borrowing Limit (as defined in the Loan Agreement) and (ii) the Lender Debt (as defined in the Loan Agreement).

SECTION 1.2 Paragraph (z) of Exhibit V to the RPTA is hereby amended in its entirety and the following shall be substituted therefor:

                    (z) Current Ratio. The ratio of (i) Current Assets plus Availability to (ii) Current Liabilities is less than 1.20:1.00 as of the end of the fiscal quarter ending
                    September   30,   2002  and  each  fiscal   quarter   ending
                    thereafter.

SECTION 1.3 Paragraph (aa) of Exhibit V to the RPTA is hereby amended in its entirety and the following shall be substituted therefor:

                    (aa) Consolidated Working Capital. The Consolidated Working Capital is less than zero as of the end of the fiscal quarter ending September 30, 2002 and each fiscal quarter ending thereafter.


SECTION 2. CONDITIONS PRECEDENT

         This Amendment No. 3 shall be deemed to be effective as of September 30, 2002 subject to receipt by the Lender, as assignee of the Purchaser, of a copy of this Amendment No. 3 duly executed by the Primary Servicer, the Providers and the Purchaser.

SECTION 3. MISCELLANEOUS

SECTION 3.1 After giving effect to the amendments set forth herein, each of the Providers represents and warrants that no unwaived event has occurred and is continuing which constitutes an Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event of Termination but for the requirement that notice be given or time elapse or both.

SECTION 3.2 The terms "Agreement", "hereof", "herein" and similar terms as used in the RPTA shall mean and refer to, from and after the effectiveness of this Amendment No. 3, the RPTA as amended by this Amendment No. 3, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the RPTA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

SECTION 3.3 THIS AMENDMENT NO. 3 SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 3.4 This Amendment No. 3 may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 3.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PRIMARY SERVICER:                SCRIP SOLUTIONS, INC.


                                 By: /s/ Barry A. Posner
                                    --------------------------------
                                    Name:   Barry A. Posner
                                    Title:  Executive Vice President & Secretary


PROVIDERS:                       SCRIP SOLUTIONS, INC.


                                 By: /s/ Barry A. Posner
                                    --------------------------------
                                    Name:   Barry A. Posner
                                    Title:  Executive Vice President & Secretary


                                 AMERICAN DISEASE MANAGEMENT ASSOCIATES, LLC


                                 By: /s/ Barry A. Posner
                                    --------------------------------
                                    Name:   Barry A. Posner
                                    Title:  Vice President & Secretary


                                 SCRIP PHARMACY, INC.


                                 By: /s/ Barry A. Posner
                                    --------------------------------
                                    Name:   Barry A. Posner
                                    Title:  Vice President & Secretary


                                 VITALITY HOME INFUSION SERVICES, INC.


                                 By: /s/ Barry A. Posner
                                    --------------------------------
                                    Name:   Barry A. Posner
                                    Title:  Vice President & Secretary

PURCHASER:                       MIM FUNDING LLC


                                 By: /s/ Barry A. Posner
                                    --------------------------------
                                    Name:  Barry A. Posner
                                    Title: Executive Vice President & Secretary


CONSENTED TO:

HFG HEALTHCO-4 LLC

By:  HFG Healthco-4, Inc., a member


By: /s/ Orlando Figueroa
   --------------------------------
   Name:   Orlando Figueroa
   Title:  Vice President